UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2021

Proofpoint, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35506	51-0414846
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 West Maude Ave

Sunnyvale CA 94085

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (408) 517-4710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PFPT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed, on April 25, 2021, Proofpoint, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Proofpoint Holdings, LP (f/k/a Project Kafka Parent, LLC and Proofpoint Parent, LLC), a Delaware limited partnership (“Parent”), and Project Kafka Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of funds advised by Thoma Bravo, L.P. (“Thoma Bravo”). The Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on June 14, 2021, in connection with, among other things, the Merger Agreement.

Certain Litigation

As previously disclosed in the Proxy Statement, between June 3, 2021 and June 11, 2021 four lawsuits were filed by purported stockholders of the Company in connection with the transactions contemplated by the Merger Agreement under the captions Stein v. Proofpoint, Inc., et al., Case No. 1:21-cv-04925 (S.D.N.Y.) (filed June 3, 2021); Ciccotelli v. Proofpoint, Inc., et al., Case No. 1:21-cv-05179 (S.D.N.Y.) (filed June 10, 2021); Ho v. Proofpoint, Inc., et al., Case No. 1:21-cv-05203 (S.D.N.Y.) (filed June 11, 2021); and Theodore v. Proofpoint, Inc., et al., Case No. 1:21-cv-05232 (S.D.N.Y.) (filed June 11, 2021). Six additional lawsuits were filed between June 14, 2021 and June 22, 2021 by purported stockholders of Proofpoint in connection with the transactions contemplated by the Merger Agreement under the captions Andre v. Proofpoint, Inc., et al., Case No. 1:21-cv-1612 (D. Col.) (filed June 14, 2021); Finger v. Proofpoint, Inc., et al., Case No. 5:21-cv-4567 (N.D. Cal.) (filed June 14, 2021); Kent v. Proofpoint, Inc., et al., Case No. 1:21-cv-861 (D. Del.) (filed June 16, 2021); King v. Proofpoint, et al., C.A. No. 1:21-cv-05398 (S.D.N.Y.) (filed June 18, 2021); Whitfield v. Proofpoint, et al., C.A. No. 2:21-cv-02733 (E.D. Pa.) (filed June 18, 2021); and Coffman v. Proofpoint, Inc., et al., Case No. 5:21-cv-4760 (N.D. Cal.) (filed June 22, 2021) (such lawsuits, together with the lawsuits disclosed in the Proxy Statement, the “Complaints”). The Complaints allege, among other things, that the Proxy Statement issued in connection with the Merger omitted material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, rendering the preliminary proxy statement false and misleading. The Complaints name the Company and its directors as defendants.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with all applicable law and denies the allegations in the Complaints, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, the Company has determined to voluntarily supplement certain disclosures in the Proxy Statement related to plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. The inclusion in this supplement to the Proxy Statement of certain summary unaudited prospective financial information should not be regarded as an indication that any of the Company, Thoma Bravo or their respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material or to be reliably predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Proxy Statement.

The disclosure under the heading “Background of the Merger” on page 39 of the Proxy Statement is hereby amended and supplemented by replacing the sixth from the last paragraph under that heading in its entirety with the following:

On May 4, 2021, Proofpoint and Financial Sponsor A entered into a non-disclosure agreement that did not include a standstill provision. On May 5, 2021, pursuant to the Merger Agreement, a representative of Skadden notified representatives of Thoma Bravo and Kirkland that Proofpoint had entered into a non-disclosure agreement with a third party.

The disclosure under the heading “Summary of Financial Analyses” on page 44 of the Proxy Statement is hereby amended and supplemented by replacing the second paragraph under that heading in its entirety with the following:

In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized and relied upon (i) the Management Plan and (ii) the consensus estimates of equity research analysts (the “Street Consensus”). The Management Plan is more fully described below in the section of this proxy statement captioned “Management Projections.” In accordance with direction from the Board of Directors, Morgan Stanley utilized the Street Consensus and Management Plan in its financial analyses described below. Except as otherwise noted, Morgan Stanley utilized in each of its analyses described below, the number of outstanding shares of Proofpoint common stock on a fully diluted basis, based on the following inputs as prepared by Proofpoint management as of March 31, 2021, and provided to Morgan Stanley for use on April 17, 2021, which included (A) 57.4 million shares outstanding of Proofpoint common stock, (B) 0.8 million stock options outstanding exercisable at an weighted-average exercise price of $34.7 per share, (C) 5.2 million Company RSUs and Company PSUs outstanding, and (D) $920 million of the Convertible Notes fully settled in stock (net of potential capped call proceeds).

The disclosure under the heading “Public Trading Comparables Analysis” on page 45 of the Proxy Statement is hereby amended and supplemented by replacing the second paragraph under that heading in its entirety with the following:

For purposes of this analysis, Morgan Stanley analyzed the ratio of fully diluted equity value to estimated levered free cash flow (“LFCF”), which, for purposes of this analysis, (i) for Proofpoint, (x) was provided to Morgan Stanley, and approved for Morgan Stanley’s use, by Proofpoint’s management for calendar years 2021 and 2022 for the Management Plan and (y) was based on publicly available consensus equity analyst research estimates for calendar years 2021 and 2022 for the Street Consensus; and (ii) for each of the comparable companies, was based on publicly available consensus equity analyst research estimates for comparison purposes. Such multiples are summarized in the table below:

	CY 2021E EV/LFCF	CY 2022E EV/LFCF
CyberArk Software Ltd.	100.0x+	100.0x+
Fortinet, Inc.	33.2x	28.2x
Mimecast Services Limited	26.6x	18.9x
Palo Alto Networks	30.7x	24.1x
Qualys Inc	29.7x	26.8x
Rapid7, Inc.	100.0x+	100.0x+
Sailpoint Technologies Holdings, Inc.	100.0x+	82.9x
Splunk Inc.	100.0x+	54.1x
Tenable, Inc.	75.4x	52.2x
Management Plan	41.4x	27.7x
Street Consensus	44.0x	33.4x

Based on its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of fully diluted equity value to LFCF multiples and applied these ranges of multiples to the estimated relevant metric for Proofpoint. For purposes of this analysis, Morgan Stanley utilized publicly available financial information, available as of April 23, 2021 (the last full trading day prior to the meeting of the Board of Directors to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger).

The disclosure under the heading “Discounted Equity Value Analysis” on page 46 of the Proxy Statement is hereby amended and supplemented by replacing the third paragraph under that heading in its entirety with the following:

In each case, Morgan Stanley then discounted the resulting implied future fully diluted equity value to April 23, 2021, at a discount rate of 8.1%, which rate was selected based on Proofpoint’s estimated cost of equity, which was arrived at by applying the capital asset pricing model, to calculate the discounted fully diluted equity value. In doing so, Morgan Stanley utilized the following inputs: (1) a risk free rate of 1.6% based on the 10-year U.S. Treasury rate, (2) a market risk premium of 6.0%, (3) a predicted levered long-term Barra Beta of 1.093, and (4) a sensitivity adjustment of plus or minus 1.0%. The resulting discounted fully diluted equity value was then divided by Proofpoint’s fully diluted share count, as provided by Proofpoint’s management to derive the implied discounted fully diluted equity value per share as follows:

Based on Calendar Year 2023 Estimated LFCF	Selected EV / LFCF Multiple Ranges	Implied Value Per Share of Proofpoint Common Stock ($)
Street Consensus	25.0x – 45.0x	90 – 163
Management Plan	25.0x – 45.0x	139 – 255

The disclosure under the heading “Discounted Cash Flow Analysis” on pages 46 and 47 of the Proxy Statement is hereby amended and supplemented by replacing the second paragraph under that heading in its entirety with the following:

Morgan Stanley first calculated the estimated unlevered free cash flow, which is defined as non-GAAP operating income, plus depreciation and amortization expense, less (1) stock-based compensation expense, (2) cash taxes, (3) capital expenditures, and (4) capitalized software expense and plus or minus changes in net working capital and other adjustments. Each of the Street Consensus and Management Plan included estimates prepared by Proofpoint’s management through 2030. The estimated unlevered free cash flow for the Management Plan is described under “The Merger—Management Projections.” The estimated unlevered free cash flow for the Street Consensus ranged from $(60 million) to $623 million for the same period as set forth in the Management Plan. The terminal values, which ranged from $10.8 billion to $25.2 billion for the Management Plan and $9.0 billion to $21.1 billion for the Street Consensus, were prepared by Morgan Stanley and reviewed by Proofpoint’s Management. The free cash flows, and terminal values were discounted, using a mid-year convention, to present values as of April 23, 2021, at a discount rate ranging from 7.1% to 9.0%, which discount rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of Proofpoint’s weighted average cost of capital determined by the application of the capital asset pricing model, and utilizing the inputs described above under “Discounted Equity Value Analysis.”

The disclosure under the heading “Precedent Transactions Multiples Analysis” on pages 47 and 48 of the Proxy Statement is hereby amended and supplemented by replacing the first, second and third paragraphs under that heading in their entirety with the following:

Morgan Stanley performed a precedent transactions multiples analysis, which is designed to imply a value of a company based on publicly available financial terms. Morgan Stanley compared publicly available statistics for selected software transactions. Morgan Stanley selected such comparable transactions because they shared certain characteristics with the Merger, most notably because they were similar software transactions. For such transactions, Morgan Stanley noted the estimated fully diluted equity value of the transaction to the next 12 months’ (which we refer to as “NTM”) LFCF based on publicly available information at the time of announcement of each such transaction.

The following is a list of the selected software transactions reviewed, together with the applicable date of transaction announcement, date of closing of transaction, multiples, and equity value of transaction:

Selected Software Transactions (Target/Acquiror):	Date Announced	Date Closed	EV/NTM LFCF	EV of Transaction ($Bn)
Barracuda Networks, Inc. / Thoma Bravo, L.P.	11/27/17	2/12/18	20.2x	$1.6
Broadsoft, Inc. / Cisco Systems, Inc.	10/23/17	2/2/18	36.6x	$2.1
Gigamon Inc. / Elliott Management Corporation.	10/26/17	12/27/17	49.7x	$1.6
Imperva, Inc. / Thoma Bravo, L.P.	10/10/18	1/10/19	25.1x	$2.1
Informatica Corp. / Permira IP Limited.	4/7/15	8/6/15	25.1x	$5.3
NortonLifeLock, Inc. / Symantec Corp. (Broadcom, Inc.)	11/20/16	2/9/17	22.3x	$2.5
QlikTech International AB / Thoma Bravo, L.P.	6/2/16	8/22/16	43.0x	$3.0
RealPage, Inc. / Thoma Bravo, L.P.	12/21/20	4/22/21	39.7x	$9.6
Solarwinds Inc. / Silver Lake Partners + Thoma Bravo, L.P.	10/21/15	2/5/16	19.9x	$4.6
Sophos Group plc / Thoma Bravo, L.P.	10/14/19	3/2/20	35.4x	$3.8
Talend S.A. / Thoma Bravo, L.P.	3/10/21	—	N.M.	$2.4
Ultimate Software Group, Inc. / Hellman & Friedman LLC	2/4/19	5/3/19	61.4x	$10.9

Based on its analysis of the relevant metrics and time frame for each of the transactions listed above and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of the fully diluted equity value to the estimated NTM LFCF multiples of the transactions, and applied these ranges of multiples to the estimated calendar year 2021 LFCF for Proofpoint based on the Management Plan and the Street Consensus. The following table summarizes Morgan Stanley’s analysis:

Precedent Multiples	Representative Ranges	Implied Value Per Share of Proofpoint Common Stock ($)
Street Consensus	35.0x – 60.0x	105 –182
Management Plan	35.0x – 60.0x	111 –194

The disclosure under the heading “Equity Research Analysts’ Future Price Targets” on page 49 of the Proxy Statement is hereby amended and supplemented by replacing the first paragraph under that heading in its entirety with the following:

Morgan Stanley noted certain future public market trading price targets for Proofpoint common stock prepared and published by 21 equity research analysts prior to April 23, 2021 (the last full trading day prior to the meeting of the Board of Directors to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger), which are publicly available. These targets reflected each analyst’s estimate of the future public market trading price of Proofpoint common stock. The range of undiscounted analyst price targets for the Proofpoint common stock was $100 to $166 per share as of various dates ranging from November 1, 2020 to April 18, 2021. In addition, the mean undiscounted analyst price targets for Proofpoint Common Stock was $149.05, the high undiscounted price target for Proofpoint Common Stock was $166.0 and the low undiscounted analyst price target for Proofpoint Common Stock was $100.00. Morgan Stanley discounted the range of analyst price targets per share for the Proofpoint common stock by one year at a rate of 8.1%, which discount rate was selected by Morgan Stanley, upon the application of its professional judgment and experience, and determined in the manner described above under the heading “Discounted Equity Value Analysis,” to reflect Proofpoint’s cost of equity. This analysis indicated an implied range of fully diluted equity values for Proofpoint common stock of $92 to $154 per share, as discounted by one year based on undiscounted analyst price targets, as of April 23, 2021 (the last full trading day prior to the meeting of the Board of Directors to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger).

The disclosure under the heading “Management Projections” on page 51 of the Proxy Statement is hereby amended and restated by replacing the table under that heading in its entirety with the following:

(In millions)	CQ2’21E	CQ3 - CQ4’21E	CY2022E	CY2023E	CY2024E	CY2025E	CY2026E	CY2027E	CY2028E	CY2029E	CY2030E
Revenue	$295	$640	$1,423	$1,688	$2,000	$2,318	$2,627	$2,909	$3,146	$3,322	$3,422
EBIT(1)	39	99	217	284	372	484	608	739	870	994	1,101
( + ) Depreciation & Amortization	10	21	43	50	56	65	74	82	88	93	96
( - ) Stock Based Compensation	(51)	(104)	(220)	(241)	(264)	(282)	(293)	(294)	(285)	(267)	(240)
( - ) Cash Taxes	(1)	(1)	(6)	(6)	(6)	(30)	(50)	(70)	(95)	(120)	(147)
( - ) Capital Expenditure	(16)	(21)	(30)	(53)	(59)	(68)	(76)	(84)	(90)	(94)	(96)
( + ) Decrease / (Increase) in Net Working Capital & Other Adjustments	(22)	16	106	175	168	159	154	141	119	88	50
( - ) Capitalized Software Expense	(2)	(4)	(9)	(10)	(12.2)	(14)	(16)	(18)	(19)	(20)	(21)
Unlevered Free Cash Flow(2)	($42)	$5	$102	$199	$254	$313	$401	$496	$588	$674	$744

(1)

“EBIT” is non-GAAP operating income, which is defined as operating loss, adjusted to exclude stock-based compensation expense, the amortization of intangibles, costs associated with acquisitions, litigations and facility exit costs related to the relocation of our corporate headquarters. Costs associated with acquisitions include legal, accounting, and other professional fees, as well as changes in the fair value of contingent consideration obligations.

(2)

“Unlevered Free Cash Flow” is non-GAAP operating income plus depreciation and amortization expense, less (1) stock-based compensation expense, (2) cash taxes, (3) capital expenditures, and (4) capitalized software expense and plus or minus changes in net working capital and other adjustments.

Important Information and Where to Find It

In connection with the proposed transaction between the Company and Thoma Bravo, the Company has filed with the SEC the Proxy Statement. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY

STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at https://investors.proofpoint.com or by contacting the Company investor relations department at the following:

Proofpoint, Inc.

investor-relations@proofpoint.com

(408) 585-4351

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 30, 2021. The Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company directors and executive officers in the transaction, which may be different than those of the Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Company’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on the Company’s business and general economic conditions; (iii) the Company’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (vii) the ability of the Company to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting the Company’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which the Company operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2021	Proofpoint, Inc.

	By:	/s/ Paul Auvil
	Name:	Paul Auvil
	Title:	Chief Financial Officer